                                                     Filed Pursuant to Rule 497E
                                                      Registration No. 033-57730


                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT D
                                  WM ADVANTAGE
                COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS
                        SUPPLEMENT DATED AUGUST 21, 1998
                                       TO
                         PROSPECTUS DATED APRIL 1, 1998


     Effective August 21, 1998, American General Life Insurance Company ("AGL") is updating information with regard to ratings it receives from certain organizations which review and rate the financial status and claims-paying ability of insurance companies. The discussion about ratings is found on page 12 of the prospectus. The A++ (Superior) rating from the A. M. Best Company was lowered to A+ (Superior) on June 15, 1998. The ratings from the A. M. Best Company, Standard & Poor's Corporation and Duff & Phelps Credit Rating Co. are subject to change from time to time. Therefore, AGL is discontinuing its prior practice and will no longer publish ratings in the prospectus. However, current ratings may be reflected from time to time in any advertising about the Contracts, as well as in any reports which publish such ratings.

     In addition, AGL is changing the name of an affiliated company which provides services to AGL.


1.   CHANGES WITH RESPECT TO RATINGS INFORMATION ABOUT AGL

     ON PAGE 12, UNDER "FINANCIAL AND PERFORMANCE INFORMATION," THE SIXTH THROUGH THE NINTH PARAGRAPHS ARE DELETED IN THEIR ENTIRETY AND REPLACED WITH THE FOLLOWING:

     AGL may also advertise or report to Owners its ratings as an insurance company by the A. M. Best Company. Each year, A. M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's Ratings range from A++ to F.

     In addition, the claims-paying ability of AGL as measured by the Standard & Poor's Corporation may be referred to in advertisements or in reports to Owners. A Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard & Poor's ratings range from AAA to D.

     AGL may additionally advertise its rating from Duff & Phelps Credit Rating Co. A Duff & Phelps rating is an assessment of a company's insurance claims paying ability. Duff & Phelps ratings range from AAA to CCC.

     Current ratings from A. M. Best, Standard & Poor's, and Duff & Phelps may be reflected from time to time in any advertising about the Contracts, as well as in any reports which publish such ratings. The ratings reflect the claims paying ability and financial strength of AGL. They are not a rating of investment performance that purchasers of insurance products have experienced or are likely to experience in the future.

2.   CHANGE OF NAME

     THE NAME "AMERICAN GENERAL INDEPENDENT PRODUCER DIVISION," WHICH APPEARS UNDER "SERVICES AGREEMENT" ON PAGE 40 HAS BEEN CHANGED TO "AMERICAN GENERAL LIFE COMPANIES" AND THE ACRONYM "AGIPD," WHICH APPEARS UNDER "SERVICES AGREEMENT" AND "LEGAL MATTERS," ALSO ON PAGE 40, HAS BEEN CHANGED TO "AGLC."